Exhibit 4.03

PUBLIC SERVICE COMPANY

OF COLORADO

TO

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

Supplemental Indenture No. 39

Dated as of August 1, 2026

Supplemental to the Indenture

dated as of October 1, 1993

Establishing the Securities of Series No. 47

designated 6.20% First Mortgage Bonds, Series No. 47 due 2056

SUPPLEMENTAL INDENTURE NO. 39, dated as of August 1, 2026, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as successor trustee (hereinafter sometimes called the “Trustee”) to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 39. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been recorded in the office of the Clerk and Recorder of each county in the State of Colorado in which the Company owns real property that is used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing various series of Securities and appointing previous successor Trustees.

The Company desires to establish a new series of Securities to be designated “6.20% First Mortgage Bonds, Series No. 47 due 2056” such series of Securities to be hereinafter sometimes called “Series No. 47.”

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 39 to establish the Securities of Series No. 47 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 39 a valid agreement of the Company, and to make the Securities of Series No. 47 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 39 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 39, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interests in land described or referred to in Schedule C hereto, and all right, title and interest of the Company in goods, fixtures or improvements located on those lands, if any, described or referred to in Schedule D hereto, provided that the Lien hereof shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold interest; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 810(c), Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 39 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 39;

Granting Clause Third

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

This Instrument shall constitute a financing statement under the Colorado Uniform Commercial Code (the “UCC”) to be filed in the real estate records, and is filed as a fixture filing under the UCC covering goods which are, or are to become, fixtures on the real property described herein, in the Original Indenture and all supplements to the Original Indenture;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 47

There are hereby established the Securities of Series No. 47, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a) the title of the Securities of Series No. 47 shall be “6.20% First Mortgage Bonds, Series No. 47 due 2056”;

(b) the Securities of Series No. 47 shall initially be authenticated and delivered in the aggregate principal amount of $650,000,000. The Securities of Series No. 47 may be reopened and additional Securities of Series No. 47 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 47 will contain the same terms (including the Stated Maturity and interest payment terms) as the other Securities of Series No. 47, except for the price to the public, the issue date, and if applicable, the first interest accrual and payment dates. Any such additional Securities of Series No. 47, together with the Securities of Series No. 47 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $2,000,000,000;

(c) interest on the Securities of Series No. 47 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d) the principal of the Securities of Series No. 47 shall be payable on August 15, 2056, the Stated Maturity for Series No. 47;

(e) the Securities of Series No. 47 shall bear interest at a rate of 6.20% per annum; interest shall accrue on the Securities of Series No. 47 from August 10, 2026 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be February 15 and August 15 in each year, commencing February 15, 2027 (long first coupon), and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be February 1 and August 1 in each year, commencing February 1, 2027, respectively (whether or not a Business Day);

(f) the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 47 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust Company, National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado, as any such place or itself as the Security Registrar;

(g) prior to February 15, 2056 (six months prior to the Stated Maturity of the Securities of Series No. 47) (the “Par Call Date”), the Company may redeem the Securities of Series No. 47 at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of Series No. 47 matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities of Series No. 47 to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of Series No. 47 at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities of Series No. 47 being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life— and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of Series No. 47 in respect of the foregoing redemption provisions, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).

If a Tax Credit Event (as defined below) occurs, the Company may redeem, upon a notice of redemption, the Securities of Series No. 47 in whole, but not in part, at a redemption price equal to 101% of the principal amount of the Securities of Series No. 47 being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The consummation of a redemption of the Securities of Series No. 47 upon a Tax Credit Event may be subject to the Trustee’s receipt of the required redemption moneys on or before the Redemption Date (and in such case no such redemption shall occur unless such moneys have been received by the Trustee on or before such date).

A “Tax Credit Event” occurs with respect to the Securities of Series No. 47 if, in the Company’s reasonable determination, there exists a material risk, due to the Securities of Series No. 47 (considered together with other debt) having been issued, as part of an original issuance (including Securities of Series No. 47 issued pursuant to a qualified reopening thereof), to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code (as defined below), that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

The provisions of Sections 501, 502, 504 and 505 of the Original Indenture shall be applicable to the Securities of Series No. 47 in respect of a redemption upon a Tax Credit Event, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 may only be sent by the later of (a) the end of the calendar year in which the Securities of Series No. 47 were issued and (b) six months from the date of issuance of the Securities of Series No. 47 and (ii) shall be accompanied by an officer’s certificate stating that a Tax Credit Event has occurred or is continuing, and the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided as soon as practicable after the Company has determined that a Tax Credit Event has occurred or is continuing and that it will exercise its right to redeem the Securities of Series No. 47.

(h) not applicable;

(i) the Securities of Series No. 47 shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j) not applicable;

(k) not applicable;

(l) not applicable;

(m) not applicable;

(n) not applicable;

(o) not applicable;

(p) not applicable;

(q) the Securities of Series No. 47 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i) such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii) such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B) the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture, and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r) not applicable;

(s) no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 47; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t) not applicable;

(u)

(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 47, to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii) Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii) Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 47 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

(v) The Securities of Series No. 47 shall be substantially in the form attached hereto as Exhibit A, and shall have such further terms as are set forth in such form.

ARTICLE TWO

Miscellaneous Provisions

This Supplemental Indenture No. 39 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 39, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 39 shall together constitute one and the same instrument.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 39 to be duly executed as of the day and year first above written.

PUBLIC SERVICE COMPANY OF COLORADO

By:	/s/ Todd A. Wehner
Name: Todd A. Wehner
Title: Vice President, Treasurer

STATE OF MINNESOTA	)
) ss:
COUNTY OF HENNEPIN	)

The foregoing was acknowledged before me this 25th day of July, 2026, by Todd A. Wehner, the Vice President, Treasurer of Public Service Company of Colorado, a corporation organized under the laws of Colorado, on behalf of the corporation.

Witness my hand and official seal.

My commission expires: January 31, 2031

/s/ Kristin Westlund
Name: Kristin Lynn Westlund
Notary Public, State of Minnesota

[Signature Page - Supplemental Indenture (PSCo)]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, Trustee

By:	/s/ Joshua A. Hahn
Name: Joshua A. Hahn
Title: Vice President

STATE OF MINNESOTA	)
) ss:
COUNTY OF RAMSEY	)

On the 23rd day of July, 2026, before me personally came Joshua A. Hahn, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of U.S. Bank Trust Company, National Association, the banking association described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said banking association.

Witness my hand and official seal.

My commission expires: January 31, 2028

/s/ Jose Luis Gavilan
Name:
Notary Public, State of Minnesota

[Signature Page - Supplemental Indenture (Trustee)]

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO

First Mortgage Bond, Series No. 47

Original Interest Accrual Date	August 10, 2026
Interest Rate:	6.20% per annum
Stated Maturity:	August 15, 2056
Interest Payment Dates:	February 15 and August 15
Regular Record Dates:	February 1 and August 1

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.

$

PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to       , or registered assigns, the principal sum of        Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing February 15, 2027 (long first coupon) and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

Prior to February 15, 2056 (six months prior to the Stated Maturity of this Security) (the “Par Call Date”), the Company may redeem this Security at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming this Security matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of this Security to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem this Security at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of this Security being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

EXHIBIT A-2

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

EXHIBIT A-3

If a Tax Credit Event (as defined below) occurs, the Company may redeem, upon a notice of redemption, this Security in whole, but not in part, at a redemption price equal to 101% of the principal amount of this Security being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date. A notice of redemption upon the occurrence of a Tax Credit Event (i) may only be sent by the later of (a) the end of the calendar year in which this Security was issued and (b) six months from the date of issuance of this Security and (ii) shall be accompanied by an officer’s certificate stating that a Tax Credit Event has occurred or is occurring.

A “Tax Credit Event” occurs with respect to this Security if, in the Company’s reasonable determination, there exists a material risk, due to this Security (considered together with other debt) having been issued, as part of an original issuance (including additional Securities of this series issued pursuant to a qualified reopening thereof), to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code, that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

EXHIBIT A-4

The Securities of this series are issuable only as registered Securities, without coupons, and only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank Trust Company, National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

EXHIBIT A-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PUBLIC SERVICE COMPANY OF COLORADO

By:
[Vice President, Treasurer]

Attest:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

	U.S. BANK TRUST COMPANY,	OR		U.S. BANK TRUST COMPANY,
	NATIONAL ASSOCIATION,			NATIONAL ASSOCIATION,
	as Trustee			as Trustee

By			By:
	Authorized Officer			as Authenticating Agent

By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions

EXHIBIT A-6

if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint                 , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT A-7

SCHEDULE A

The following table sets forth recording information relating to the recordation, in each of the specified Colorado counties, of the Indenture dated as of October 1, 1993, granted by Public Service Company of Colorado to Morgan Guaranty Trust Company of New York, Trustee (recording information for Supplemental Indentures is not shown in this table):

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Adams	Oct. 13, 1993	01:35 P.M.	Reception No. B1183903	Book 4170	Page 324

Alamosa	Oct. 12, 1993	03:00 P.M.	Reception No. 265666	Book 475	Page 160

Arapahoe	Oct. 13, 1993	04:07 P.M.	Reception No. 141032	Book 7186	Page 383

Archuleta	Oct. 12, 1993	02:21 P.M.	Reception No. 93006202

Baca	May 16, 2013	09:50 A.M.	Reception No. 418754

Bent	Oct. 12, 1993	11:35 A.M.	Reception No. 278521	Book 435	Page 1

Boulder	Oct. 13, 1993	03:04 P.M.	Reception No. 01347991	Film 1888

Broomfield	May 10, 2019	10:20 A.M.	Reception No. 2019004811

Chaffee	Oct. 14, 1993	11:00 A.M.	Reception No. 269673	Book 539	Page 518

Cheyenne	May 15, 2013	11:39 A.M.	Reception No. 236363

Clear Creek	Oct. 12, 1993	02:25 P.M.	Reception No. 163701	Book 505	Page 631

Conejos	Oct. 13, 1993	09:56 A.M.	Reception No. 205693	Book 354	Page 776

Costilla	Oct. 13, 1993	09:00 A.M.	Reception No. 191898	Book 291	Page 117

Crowley	Oct. 13, 1993	08:40 A.M.	Reception No. 148850	Book 244	Page 195

Custer	May 15, 2013	09:18 A.M.	Reception No. 221251

Delta	Oct. 13, 1993	09:37 A.M.	Reception No. 471619	Book 709	Page 50

Denver	Oct. 12, 1993	11:24 A.M.	Reception No. 9300139814

Dolores	Oct. 14, 1993	12:50 P.M.	Reception No. 133132	Book 260	Page 300

Douglas	Oct. 12, 1993	03:08 P.M.	Reception No. 9348340	Book 1154	Page 1

Eagle	Oct. 12, 1993	04:48 P.M.	Reception No. 518046	Book 621	Page 978

Elbert	Oct. 12, 1993	03:01 P.M.	Reception No. 313722	Book 480	Page 183

El Paso	Oct. 12, 1993	01:38 P.M.	Reception No. 002368410	Book 6282	Page 51

SCHEDULE A-1

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Fremont	Oct. 12, 1993	01:30 P.M.	Reception No. 608790	Book 1154	Page 31

Garfield	Oct. 12, 1993	02:20 P.M.	Reception No. 453596	Book 878	Page 193

Gilpin	Oct. 12, 1993	02:20 P.M.	Reception No. 79260	Book 551	Page 413

Grand	Oct. 12, 1993	12:45 P.M.	Reception No. 93010260

Gunnison	Oct. 12, 1993	04:30 P.M.	Reception No. 446179	Book 733	Page 1

Hinsdale	May 14, 2013	05:20 P.M.	Reception No. 100157

Huerfano	Oct. 12, 1993	11:15 A.M.	Reception No. 9244	Book 21M	Page 316

Jefferson	Oct. 13, 1993	09:30 A.M.	Reception No. 93163438

Kiowa	Oct. 12, 1993	01:00 P.M.	Reception No. 249124	Book 409	Page 40

Kit Carson	May 15, 2013	09:40 A.M.	Reception No. 201300563130

La Plata	Oct. 12, 1993	03:38 P.M.	Reception No. 655580

Lake	Oct. 12, 1993	03:00 P.M.	Reception No. 305501	Book 506	Page 635

Larimer	Oct. 13, 1993	10:23 A.M.	Reception No. 93075587

Las Animas	May 15, 2013	09:24 A.M.	Reception No. 201300720666

Lincoln	May 10, 2019	11:33 A.M.	Reception No. 351580

Logan	Oct. 12, 1993	01:10 P.M.	Reception No. 606328	Book 874	Page 484

Mesa	Oct. 12, 1993	12:06 P.M.	Reception No. 1656362	Book 2014	Page 129

Mineral	May 16, 2013	10:40 A.M.	Reception No. 68174

Moffat	Oct. 12, 1993	11:00 A.M.	Reception No. 350044

Montezuma	Oct. 13, 1993	10:10 A.M.	Reception No. 435373	Book 0679	Page 756

Montrose	Oct. 12, 1993	03:06 P.M.	Reception No. 591244	Book 862;	Page 281

Morgan	Oct. 12, 1993	12:54 P.M.	Reception No. 738426	Book 959-60	Page 857

Otero	May 15, 2013	08:02 A.M.	Reception No. 634927

Ouray	Oct. 13, 1993	11:08 A.M.	Reception No. 154688	Book 221	Page 500

Park	Oct. 14, 1993	10:00 A.M.	Reception No. 417879	Book 504	Page 365

Pitkin	Oct. 14, 1993	03:56 P.M.	Reception No. 362054	Book 726	Page 791

SCHEDULE A-2

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Prowers	Oct. 12, 1993	02:00 P.M.	Reception No. 462785

Pueblo	Oct. 12, 1993	11:54 A.M.	Reception No. 1021381	Book 2685	Page 768

Rio Blanco	Oct. 12, 1993	02:18 P.M.	Reception No. 249980	Book 506	Page 838

Rio Grande	Oct. 13, 1993	11:46 A.M.	Reception No. 337091	Book 450	Page 43

Routt	Oct. 12, 1993	11:12 A.M.	Reception No. 428347	Book 689	Page 2575

Saguache	Oct. 13, 1993	11:05 A.M.	Reception No. 304092	Book 486	Page 625

San Juan	Oct. 13, 1993	10:27 A.M.	Reception No. 136438	Book 240	Page 702

San Miguel	Oct. 12, 1993	04:05 P.M.	Reception No. 287896	Book 518	Page 813

Sedgewick	Oct. 12, 1993	02:15 P.M.	Reception No. 179877	Book 203	Page 55

Summit	Oct. 12, 1993	01:40 P.M.	Reception No. 453148

Teller	Oct. 13, 1993	08:00 A.M.	Reception No. 412373	Book 698	Page 104

Washington	Oct. 12, 1993	11:20 A.M.	Reception No. 802111	Book 925	Page 955

Weld	Oct. 13, 1993	09:54 A.M.	Reception No. 2354434	Book 1406	Page 1

Yuma	May 20, 2013	11:59 A.M.	Reception No. 00557180

SCHEDULE A-3

SCHEDULE B

SUPPLEMENTAL INDENTURES

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
November 1, 1993	Series No. 1	$134,500,000	None
January 1, 1994	Series No. 2 due 2001	$102,667,000	None
	and
	Series No. 2 due 2024	$110,000,000	None
September 2, 1994	None	None	None
(Appointment of
Successor Trustee)
May 1, 1996	Series No. 3	$125,000,000	None
November 1, 1996	Series No. 4	$250,000,000	None
February 1, 1997	Series No. 5	$150,000,000	None
April 1, 1998	Series No. 6	$250,000,000	None
August 15, 2002	Series No. 7	$48,750,000	None
September 1, 2002	Series No. 8	$600,000,000	None
September 15, 2002	Series No. 9	$530,000,000	None
April 1, 2003	Series No. 10	$600,000,000	None
March 1, 2003	Series No. 11	$250,000,000	None
September 15, 2003	Series No. 12	$250,000,000	None
May 1, 2003	Series No. 13	$350,000,000	None
September 1, 2003	Series No. 14	$300,000,000	None
September 1, 2003	Series No. 15	$275,000,000	None
August 1, 2005	Series No. 16	$129,500,000	None
August 1, 2007	Series No. 17 due 2037	$350,000,000	$350,000,000
August 1, 2008	Series No. 18 due 2018	$300,000,000	None
	and
	Series No. 19 due 2038	$300,000,000	$300,000,000
May 1, 2009	Series No. 20 due 2019	$400,000,000	None
November 1, 2010	Series No. 21 due 2020	$400,000,000	None
August 1, 2011	Series No. 22 due 2041	$250,000,000	$250,000,000
September 1, 2012	Series No. 23 due 2022	$300,000,000	None
	and
	Series No. 24 due 2042	$500,000,000	$500,000,000
March 1, 2013	Series No. 25 due 2023	$250,000,000	None
	and
	Series No. 26 due 2043	$250,000,000	$250,000,000
March 1, 2014	Series No. 27 due 2044	$300,000,000	$300,000,000
May 1, 2015	Series No. 28 due 2025	$250,000,000	None
June 1, 2016	Series No. 29 due 2046	$250,000,000	$250,000,000
June 1, 2017	Series No. 30 due 2047	$400,000,000	$400,000,000
June 1, 2018	Series No. 31 due 2028	$350,000,000	$350,000,000
	and
	Series No. 32 due 2048	$350,000,000	$350,000,000
March 1, 2019	Series No. 33 due 2049	$400,000,000	$400,000,000

SCHEDULE B-1

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
August 1, 2019	Series No. 34 due 2050	$550,000,000	$550,000,000
May 1, 2020	Series No. 35 due 2051 and Series No. 36 due 2031	$375,000,000 $375,000,000	$375,000,000 $375,000,000
February 1, 2021	Series No. 37 due 2031	$750,000,000	$750,000,000
May 1, 2022	Series No. 38 due 2032 and Series No. 39 due 2052	$300,000,000 $400,000,000	$300,000,000 $400,000,000
March 1, 2023	Series No. 40 due 2053	$850,000,000	$850,000,000
April 1, 2024	Series No. 41 due 2034 and Series No. 42 due 2054	$850,000,000 $750,000,000	$850,000,000 $750,000,000
March 1, 2025	Series No. 43 due 2055	$800,000,000	$800,000,000
August 1, 2025	Series No. 44 due 2035	$800,000,000	$800,000,000
March 1, 2026	Series No. 45 due 2029 and Series No. 46 due 2036	$700,000,000 $600,000,000	$700,000,000 $600,000,000

SCHEDULE B-2

SCHEDULE C

DESCRIPTION OF PROPERTY

The following properties are in the State of Colorado and the counties thereof:

1. PAWNEE SOLAR FEE OWNED INTEREST

A PARCEL OF LAND LOCATED IN THE PROPERTY DESCRIBED IN THAT WARRANTY DEED RECORDED AT RECEPTION NO. 875948, IN THE RECORDS OF THE MORGAN COUNTY CLERK AND RECORDER’S OFFICE, LYING WITHIN THE EAST HALF OF SECTION 14, TOWNSHIP 2 NORTH, RANGE 57 WEST, OF THE SIXTH PRINCIPAL MERIDIAN, MORGAN COUNTY, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 14, BEING MONUMENTED BY A NO. 6 REBAR WITH 3.25 INCH DIAMETER ALUMINUM CAP STAMPED “PLS 3789111, FROM WHICH THE NORTH QUARTER CORNER OF SAID SECTION, MONUMENTED BY A NO. 6 REBAR WITH 3.25 INCH ALUMINUM CAP STAMPED “PLS 38534’1, IS ASSUMED TO BEAR SOUTH 88°42’10” WEST, A DISTANCE OF 2636.01 FEET. WITH ALL BEARINGS HEREIN BEING RELATIVE THERETO.

THENCE SOUTH 01°08’41” EAST, ALONG THE EAST LINE OF SAID SECTION 14 AND ALONG THE WEST LINE OF THE PROPERTY DESCRIBED IN SPECIAL WARRANTY DEED RECORDED AT RECEPTION NO. 945931, SAID MORGAN COUNTY RECORDS, A DISTANCE OF 774.94 FEET TO THE POINT OF BEGINNING;

THENCE THE FOLLOWING SIXTEEN (16) COURSES;

1. THENCE S 01°08’41” E, CONTINUING ALONG SAID COMMON LINE, A DISTANCE OF 873.91 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY LINE OF COUNTY ROAD 1, AS RECORDED IN THE RECORDS OF SAID CLERK AND RECORDER IN BOOK 582 AT PAGE 166, BEING A POINT OF NONTANGENT CURVATURE;

THENCE ALONG SAID NORTH RIGHT-OF-WAY LINE THE FOLLOWING THREE (3) COURSES:

2. THENCE ALONG THE ARC OF A CURVE TO THE LEFT, HAVING A RADIUS OF 630.00 FEET, A CENTRAL ANGLE OF 00° 53’ 35” AND AN ARC LENGTH OF 9.82 FEET, THE CHORD OF WHICH BEARS N 86°52’55” W, A DISTANCE OF 9.82 FEET;

3. THENCE N 87°19’43” W, A DISTANCE OF 1720.00 FEET TOA POINT OF CURVATURE;

4. THENCE ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 11769.06 FEET, A CENTRAL ANGLE OF 01°05’13” AND AN ARC LENGTH OF 223.27 FEET, THE CHORD OF WHICH BEARS N 86°47’06” W, A DISTANCE OF 223.27 FEET;

5. THENCE N 00° 22’ 47” W, DEPARTING SAID NORTH LINE, A DISTANCE OF 370.68 FEET;

6. THENCE N 00° 03’ 27” W, A DISTANCE OF 265.42 FEET;

SCHEDULE C-1

7. THENCE N 89° 41’ 05” E, A DISTANCE OF 453.37 FEET;

8. THENCE N 00° 19’ 43” E, A DISTANCE OF 277.06 FEET;

9. THENCE N 89° 59’ 48” E, A DISTANCE OF 453.77 FEET;

10. THENCE N 89° 38’ 33” E, A DISTANCE OF 835.04 FEET;

11. THENCE S 01° 04’ 05” E, A DISTANCE OF 141.74 FEET;

12. THENCE N 89° 35’ 42” E, A DISTANCE OF 189.73 FEET TO THE POINT OF BEGINNING.

SAID PARCEL CONTAINING A CALCULATED AREA OF 39.505 ACRES, MORE OR LESS, AND BEING SUBJECT TO ANY EXISTING EASEMENTS AND/OR RIGHTS OF WAY OF WHATSOEVER NATURE.

2. PAWNEE SOLAR LEASEHOLD INTEREST

Leasehold Parcels 1, 2, 5 and 18- Leasehold pursuant to an unrecorded Solar Energy and Storage Lease Agreement dated October 23, 2018 by and between Stephen W. Cecil and Joann M. Cecil as Lessor and Pawnee Solar LLC, as Lessee, as evidenced by Short Form Lease Agreement dated November 9, 2022, and recorded December 7, 2022 as Instrument Number 944011 and re-recorded December 15, 2022 as Instrument Number 944128, Official Records of Morgan County, Colorado as amended by Amendment to Short Form Lease Agreement between Stephen W. Cecil and Joann M. Cecil and Pawnee Solar LLC, recorded April 21, 2025 as Reception No. 956089. Further Amended by Second Amendment to Short Form Lease Agreement recorded October 1, 2025, in Instrument No. 958467 and Third Amendment to Short Form Lease Agreement recorded October 1, 2025, in Instrument No. 958468 and Fourth Amendment to Short Form Lease Agreement, executed November 25, 2025, recorded December 1, 2025 in Reception No. 959594.

PARCEL 1:

All of Section 26, Township 2 North, Range 57 West of the 6th P.M., Morgan County, Colorado.

PARCEL 2:

All of Section 35, Township 2 North, Range 57 West of the 6th P.M., Morgan County, Colorado.

PARCEL 5:

All Section 14, Township 2 North, Range 57 West of the 6th P.M., Morgan County, Colorado.

PARCEL 18:

The S 1/2 of Section 23, Township 2 North, Range 57 West of the 6th P.M., Morgan County, Colorado.

3. PAWNEE SOLAR EASEMENT INTEREST

Easement Parcel- Easement pursuant to recorded Electric Collection Line and Access Easement dated November 25, 2025 by and between Stephen Cecil and Joann Cecil as “Grantor” and Pawnee Solar LLC, a Delaware limited liability company as “Grantee” recorded November 26, 2025 as 959564, Official Records of Morgan County, Colorado.

SCHEDULE C-2

A PARCEL OF LAND LOCATED IN THE PROPERTY DESCRIBED IN THAT WARRANTY DEED RECORDED AT RECEPTION NO. 861737, IN THE RECORDS OF THE MORGAN COUNTY CLERK AND RECORDER’S OFFICE, LYING WITHIN THE WEST HALF OF SECTION 13 AND THE WEST HALF OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 57 WEST, OF THE SIXTH PRINCIPAL MERIDIAN, MORGAN COUNTY, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 24, BEING MONUMENTED BY A 1- INCH DIAMETER STEEL PIPE WITH 3.25 INCH ALUMINUM CAP STAMPED “PLS 33200”, FROM WHICH THE NORTHWEST CORNER OF SAID SECTION, MONUMENTED BY A NO. 6 REBAR WITH 3.25 INCH ALUMINUM CAP STAMPED “PLS 33200”, IS ASSUMED TO BEAR NORTH 00°55’15” WEST, A DISTANCE OF 2626.26 FEET. WITH ALL BEARINGS HEREIN BEING RELATIVE THERETO.

THENCE SOUTH 01°04’08” EAST, ALONG THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 24, A DISTANCE OF 85.18 FEET TO THE POINT OF BEGINNING;

THENCE THE FOLLOWING TWENTY (20) COURSES;

1. DEPARTING SAID WEST LINE, NORTH 82°16’30” EAST, A DISTANCE OF 147.20 FEET;

2. NORTH 23°01’28” EAST, A DISTANCE OF 82.81 FEET TO A POINT ON THE EAST LINE OF THE 150.00-FOOT-WIDE TRANSMISSION LINE EASEMENT RECORDED AT RECEPTION NO. 944086, SAID MORGAN COUNTY RECORDS;

THENCE ALONG THE EAST LINE OF SAID 150.00-FOOT-WIDE TRANSMISSION LINE EASEMENT, THE FOLLOWING THREE (3) COURSES:

3. NORTH 00°55’15” WEST, ALONG A LINE BEING 180.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 24, A DISTANCE OF 2619.37 FEET;

4. NORTH 01°13’43” WEST, ALONG A LINE BEING 180.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 13, A DISTANCE OF 2624.23 FEET;

5. NORTH 01°08’41” WEST, ALONG A LINE BEING 180.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 13, A DISTANCE OF 151.02 FEET;

6. DEPARTING SAID EAST LINE, NORTH 89°59’50” WEST, A DISTANCE OF 180.04 FEET TO A POINT ON THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 13;

7. NORTH 01°08’41” WEST, ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 13, A DISTANCE OF 150.08 FEET;

8. DEPARTING SAID WEST LINE, SOUTH 89°59’52” EAST, A DISTANCE OF 180.04 FEET TO A POINT ON THE EAST LINE OF SAID 150.00-FOOT-WIDE TRANSMISSION LINE EASEMENT RECORDED AT RECEPTION NO. 944086;

9. NORTH 01°08’41” WEST, ALONG SAID EAST LINE AND ALONG A LINE BEING 180.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 13, A DISTANCE OF 442.30 FEET;

10. DEPARTING SAID EAST LINE, SOUTH 88°51’19” WEST, A DISTANCE OF 180.00 FEET TO A POINT ON THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 13;

SCHEDULE C-3

11. NORTH 01°08’41” WEST, ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 13, A DISTANCE OF 150.04 FEET;

12. DEPARTING SAID WEST LINE, NORTH 88°51’19” EAST, A DISTANCE OF 180.00 FEET TO A POINT ON THE SOUTH LINE OF THAT 60-FOOT-WIDE RIGHT-OF-WAY EASEMENT AS DESCRIBED IN BOOK 582, PAGE 166, SAID MORGAN COUNTY RECORDS AND A POINT OF NON-TANGENT CURVATURE;

13. SOUTHEASTERLY, A DISTANCE OF 179.68 FEET ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 25.00 FEET, A CENTRAL ANGLE OF 18°03’40”, A CHORD BEARING OF SOUTH 58°07’38” EAST AND A CHORD LENGTH OF 178.93 FEET, TO A POINT OF NON- TANGENCY;

14. SOUTH 01°08’41” EAST, A DISTANCE OF 795.83 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 13;

15. SOUTH 01°13’43” EAST, A DISTANCE OF 2624.53 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 13;

16. SOUTH 00°55’15” EAST, A DISTANCE OF 2626.09 FEET TO A POINT ON THE SOUTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 24;

17. SOUTH 01°04’08” EAST, A DISTANCE OF 25.35 FEET TO A POINT ON THE WEST LINE OF THAT 200-FOOT-WIDE P.S.CO. TRANSMISSION LINE EASEMENT, RECORDED AT RECEPTION NO. 861737, SAID MORGAN COUNTY RECORDS;

18. SOUTH 23°01’28” WEST, ALONG SAID WEST LINE, A DISTANCE OF 200.11 FEET;

19. DEPARTING SAID WEST LINE, SOUTH 82°16’30” WEST, A DISTANCE OF 250.03 FEET TO A POINT ON THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 24;

20. NORTH 01°04’08” WEST, ALONG SAID WEST LINE, A DISTANCE OF 151.06 FEET TO THE POINT OF BEGINNING.

SAID PARCEL CONTAINING A CALCULATED AREA OF 23.457 ACRES, MORE OR LESS.

THE LINEAL UNIT USED IN THE PREPARATION OF THE LEGAL DESCRIPTION IS THE U.S. SURVEY FOOT AS DEFINED BY THE UNITED STATES DEPARTMENT OF COMMERCE. NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY.

SCHEDULE C-4

SCHEDULE D

All right, title and interest, if any, of the Company in goods, fixtures or improvements located on the lands and interests in land described in Schedule C.

SCHEDULE D-1